Exhibit 99.2

Consolidated Balance Sheets

Unaudited

Last updated October 24, 2005

	Amounts in thousands
	At December 31,		Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,
	2000	2001	2002	2002	2002	2002	2003	2003	2003	2003	2004	2004	2004	2004	2005	2005	2005
Assets
Current assets:
Cash and cash equivalents	17,128	6,258	4,334	6,128	6,924	8,038	8,216	8,116	8,294	8,360	8,352	8,912	21,806	18,944	33,155	30,292	39,594
Short-term investments	—	—	—	—	—	—	—	—	—	—	—	—	25,943	31,188	19,698	24,181	20,883
Accounts receivable	5,649	3,711	3,996	4,745	6,102	6,637	7,084	7,652	6,342	10,415	12,003	14,034	17,968	16,939	13,552	15,799	21,968
Term receivables	2,839	3,600	3,000	3,033	2,784	3,085	4,498	5,881	6,521	4,926	5,080	5,849	8,232	10,090	13,275	14,733	14,105
Less allowance for doubtful accounts	(941)	(728)	(660)	(641)	(593)	(519)	(616)	(521)	(768)	(902)	(1,221)	(1,274)	(2,626)	(1,581)	(1,627)	(1,608)	(1,960)
Prepaid expenses	526	510	437	475	646	466	853	711	1,021	509	1,017	1,778	1,265	1,255	1,272	1,196	1,771
Total current assets	25,201	13,351	11,107	13,740	15,863	17,707	20,035	21,839	21,410	23,308	25,231	29,299	72,588	76,835	79,325	84,593	96,361

Property and equipment, net	3,044	3,931	3,639	3,301	3,474	3,319	3,031	2,877	2,880	2,942	3,234	3,553	4,001	4,393	4,842	5,375	5,597
Term receivables, noncurrent	—	—	325	545	752	924	1,197	1,704	1,919	2,278	2,415	3,673	3,777	5,756	8,256	10,234	10,801
Intangible and other assets, net	496	1,343	1,361	1,264	1,157	1,152	990	911	938	858	1,145	1,068	1,157	1,325	1,232	2,028	1,892
Total assets	28,741	18,625	16,432	18,850	21,246	23,102	25,253	27,331	27,147	29,386	32,025	37,593	81,523	88,309	93,655	102,230	114,651

Liabilities, Preferred Stock and Stockholders’ Equity (Deficit)
Current liabilities:
Accounts payable and accrued liabilities	2,819	2,335	1,563	1,574	1,878	2,039	2,229	2,591	3,234	3,179	4,197	4,293	5,452	5,435	6,397	6,600	7,635
Commissions and bonuses payable	1,025	531	509	685	731	1,076	925	974	1,197	1,636	1,469	2,133	2,248	2,648	1,971	2,550	3,344
Current portion of long-term debt	7	2,042	1,860	2,935	3,189	3,282	3,374	3,078	1,488	1,390	1,324	1,349	15	—	—	31	29
Deferred revenue	12,317	14,843	14,396	15,485	17,115	17,392	19,428	21,510	23,349	26,127	25,368	30,780	32,796	36,020	37,899	40,669	45,694
Total current liabilities	16,168	19,751	18,328	20,679	22,913	23,789	25,956	28,153	29,268	32,332	32,358	38,555	40,511	44,103	46,267	49,850	56,702

Deferred revenue, noncurrent	4,843	4,031	3,975	4,515	4,855	7,291	8,375	9,061	8,811	9,426	11,361	9,997	11,695	13,105	14,911	16,699	18,058
Long-term debt	—	1,185	1,131	1,006	1,127	940	720	753	626	484	1,046	1,377	—	—	—	131	125

Preferred stock	31,075	32,340	32,340	32,340	32,340	32,373	32,388	32,391	32,394	32,398	32,442	32,446	—	—	—	—	—

Stockholders’ equity (deficit):
Common stock and warrants	21	21	14	14	14	14	14	14	14	15	15	15	320	320	233	137	138
Additional paid-in capital	(1,109)	(1,051)	(1,042)	(966)	(958)	(986)	(984)	(987)	(922)	(912)	(807)	(721)	71,663	72,367	73,042	74,479	76,339
Other comprehensive income (loss)	(38)	(91)	(111)	(49)	(44)	(9)	(25)	1	21	73	(40)	(360)	(390)	(605)	(618)	(445)	(433)
Accumulated deficit	(22,219)	(37,561)	(38,203)	(38,689)	(39,001)	(40,310)	(41,191)	(42,055)	(43,065)	(44,430)	(44,350)	(43,716)	(42,276)	(40,981)	(40,180)	(38,621)	(36,278)
Total stockholders’ equity (deficit)	(23,345)	(38,682)	(39,342)	(39,690)	(39,989)	(41,291)	(42,186)	(43,027)	(43,952)	(45,254)	(45,182)	(44,782)	29,317	31,101	32,477	35,550	39,766
Total liabilities, preferred stock and stockholders’ equity (deficit)	28,741	18,625	16,432	18,850	21,246	23,102	25,253	27,331	27,147	29,386	32,025	37,593	81,523	88,309	93,655	102,230	114,651

RightNow provides this information as of the “last updated” date above and makes no commitment to subsequently update the information.

You are encouraged to read RightNow’s most recent reports on Form 10-K and Form 10-Q for a full explanation of our financial data and results.

Consolidated Statements of Operations

Unaudited

Last updated October 24, 2005

	Amounts in thousands, except per share data
	Fiscal Year		2002					2003
	2000	2001	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY
Revenue:
Software, hosting and support	10,549	18,998	5,452	5,743	6,237	5,906	23,338	6,276	6,940	7,457	8,627	29,300
Professional services	758	2,009	615	712	901	1,375	3,603	1,531	1,304	1,763	1,981	6,579
Total revenue	11,307	21,007	6,067	6,455	7,138	7,281	26,941	7,807	8,244	9,220	10,608	35,879

Cost of revenue:
Software, hosting and support	3,306	4,636	990	1,039	1,090	1,160	4,279	1,225	1,337	1,342	1,359	5,263
Professional services	485	1,335	432	473	664	587	2,156	736	765	967	1,272	3,740
Total cost of revenue	3,791	5,971	1,422	1,512	1,754	1,747	6,435	1,961	2,102	2,309	2,631	9,003

Gross profit	7,516	15,036	4,645	4,943	5,384	5,534	20,506	5,846	6,142	6,911	7,977	26,876

Operating expenses:
Sales and marketing	20,756	22,050	3,497	3,758	3,900	4,784	15,939	4,402	4,696	5,389	6,322	20,809
Research and development	3,639	4,584	938	949	1,030	1,200	4,117	1,439	1,480	1,489	1,507	5,915
General and administrative	3,375	3,973	773	609	686	774	2,842	766	795	978	979	3,518
Total operating expenses	27,770	30,607	5,208	5,316	5,616	6,758	22,898	6,607	6,971	7,856	8,808	30,242

Operating income (loss)	(20,254)	(15,571)	(563)	(373)	(232)	(1,224)	(2,392)	(761)	(829)	(945)	(831)	(3,366)
Interest and other income (expense), net	607	229	(81)	(112)	(79)	(85)	(357)	(117)	(35)	(65)	2	(215)

Income (loss) before income taxes	(19,647)	(15,342)	(644)	(485)	(311)	(1,309)	(2,749)	(878)	(864)	(1,010)	(829)	(3,581)
Provision for income taxes	—	—	—	—	—	—	—	(3)	—	—	(536)	(539)
Net income (loss)	(19,647)	(15,342)	(644)	(485)	(311)	(1,309)	(2,749)	(881)	(864)	(1,010)	(1,365)	(4,120)

Net income (loss) per share:
Basic	$(1.42)	$(1.10)	$(0.05)	$(0.03)	$(0.02)	$(0.09)	$(0.19)	$(0.06)	$(0.06)	$(0.07)	$(0.09)	$(0.28)
Diluted	$(1.42)	$(1.10)	$(0.05)	$(0.03)	$(0.02)	$(0.09)	$(0.19)	$(0.06)	$(0.06)	$(0.07)	$(0.09)	$(0.28)

Shares used in the computation:
Basic	13,810	14,006	14,047	14,155	14,367	14,370	14,284	14,394	14,399	14,448	14,704	14,560
Diluted	13,810	14,006	14,047	14,155	14,367	14,370	14,284	14,394	14,399	14,448	14,704	14,560

	Amounts in thousands, except per share data
	2004					2005
	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	YTD
Revenue:
Software, hosting and support	10,720	11,709	12,976	14,359	49,764	13,874	16,864	18,005	48,743
Professional services	2,137	3,053	3,450	3,360	12,000	4,468	4,214	5,149	13,831
Total revenue	12,857	14,762	16,426	17,719	61,764	18,342	21,078	23,154	62,574

Cost of revenue:
Software, hosting and support	1,579	1,636	1,729	1,797	6,741	2,064	2,276	2,253	6,593
Professional services	1,310	1,573	1,979	2,344	7,206	2,696	2,879	3,026	8,601
Total cost of revenue	2,889	3,209	3,708	4,141	13,947	4,760	5,155	5,279	15,194

Gross profit	9,968	11,553	12,718	13,578	47,817	13,582	15,923	17,875	47,380

Operating expenses:
Sales and marketing	6,848	8,037	8,055	9,046	31,986	9,457	10,557	11,248	31,262
Research and development	1,805	1,807	2,028	2,167	7,807	2,161	2,426	2,937	7,524
General and administrative	1,153	1,016	1,164	1,288	4,621	1,410	1,586	1,627	4,623
Total operating expenses	9,806	10,860	11,247	12,501	44,414	13,028	14,569	15,812	43,409

Operating income (loss)	162	693	1,471	1,077	3,403	554	1,354	2,063	3,971
Interest and other income (expense), net	(64)	(46)	30	226	146	292	331	440	1,063

Income (loss) before income taxes	98	647	1,501	1,303	3,549	846	1,685	2,503	5,034
Provision for income taxes	(18)	(13)	(61)	(8)	(100)	(45)	(126)	(160)	(331)
Net income (loss)	80	634	1,440	1,295	3,449	801	1,559	2,343	4,703

Net income (loss) per share:
Basic	$0.01	$0.04	$0.06	$0.04	$0.17	$0.03	$0.05	$0.08	$0.16
Diluted	$0.00	$0.02	$0.05	$0.04	$0.12	$0.02	$0.05	$0.07	$0.14

Shares used in the computation:
Basic	14,792	15,185	23,734	29,005	20,738	29,816	30,232	30,802	30,287
Diluted	25,143	26,187	30,671	33,665	29,177	33,559	33,367	33,667	33,541

RightNow provides this information as of the “last updated” date above and makes no commitment to subsequently update the information.

You are encouraged to read RightNow’s most recent reports on Form 10-K and Form 10-Q for a full explanation of our financial data and results.

Supplemental Data Sheet

Unaudited

Last updated October 24, 2005

		Fiscal Year		2002					2003
		2000	2001	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY

Revenue	Term	6,504	15,757	5,051	4,904	4,868	4,987	19,810	5,336	5,730	6,192	6,730	23,988
Mix	Perpetual	4,045	3,241	401	839	1,369	919	3,528	940	1,210	1,265	1,897	5,312
(in thousands)	Professional services	758	2,009	615	712	901	1,375	3,603	1,531	1,304	1,763	1,981	6,579
	Total	11,307	21,007	6,067	6,455	7,138	7,281	26,941	7,807	8,244	9,220	10,608	35,879

Revenue	Term	57%	75%	83%	76%	68%	68%	74%	68%	69%	67%	63%	67%
Mix	Perpetual	36%	15%	7%	13%	19%	13%	13%	12%	15%	14%	18%	15%
(% of total)	Professional services	7%	10%	10%	11%	13%	19%	13%	20%	16%	19%	19%	18%

Revenue by	Americas	11,026	16,522	4,916	5,486	6,213	5,355	21,970	6,050	5,731	5,622	7,198	24,601
Geography	Europe	281	2,311	1,031	775	785	1,456	4,047	1,587	1,651	2,692	2,413	8,343
(in thousands)	Asia Pacific	—	2,174	120	194	140	470	924	170	862	906	997	2,935

Revenue by	Americas	98%	79%	81%	85%	87%	74%	82%	78%	70%	61%	68%	69%
Geography	Europe	2%	11%	17%	12%	11%	20%	15%	20%	20%	29%	23%	23%
(% of total)	Asia Pacific	0%	10%	2%	3%	2%	6%	3%	2%	10%	10%	9%	8%

Deferred	Current	12,317	14,843	14,396	15,485	17,115	17,392		19,428	21,510	23,349	26,127
Revenue	Non-current	4,843	4,031	3,975	4,515	4,855	7,291		8,375	9,061	8,811	9,426
(in thousands)	Total	17,160	18,874	18,371	20,000	21,970	24,683		27,803	30,571	32,160	35,553

Customers	New	593	361	65	46	51	65	227	38	56	57	60	211
	Total active (>)	1,000	1,100	1,000	1,000	1,000	900		900	900	900	1,000
	Percent hosted	62%	78%	76%	80%	82%	82%		83%	83%	85%	85%
	Interactions (in millions)	n/a	n/a	26	35	42	43	146	53	56	63	77	249

Employees	Worldwide	346	222	214	208	219	234		255	258	278	306

		2004					2005
		Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	YTD

Revenue	Term	8,491	8,384	9,553	9,793	36,221	10,624	10,791	11,695	33,110
Mix	Perpetual	2,229	3,325	3,423	4,566	13,543	3,250	6,073	6,310	15,633
(in thousands)	Professional services	2,137	3,053	3,450	3,360	12,000	4,468	4,214	5,149	13,831
	Total	12,857	14,762	16,426	17,719	61,764	18,342	21,078	23,154	62,574

Revenue	Term	66%	56%	58%	55%	59%	58%	51%	51%	53%
Mix	Perpetual	17%	23%	21%	26%	22%	18%	29%	27%	25%
(% of total)	Professional services	17%	21%	21%	19%	19%	24%	20%	22%	22%

Revenue by	Americas	9,188	10,955	12,421	12,635	45,199	13,757	16,652	17,291	47,700
Geography	Europe	2,443	3,553	3,188	3,608	12,792	2,751	3,372	3,752	9,875
(in thousands)	Asia Pacific	1,226	254	817	1,476	3,773	1,834	1,054	2,111	4,999

Revenue by	Americas	71%	74%	76%	72%	73%	75%	79%	75%	76%
Geography	Europe	19%	24%	19%	20%	21%	15%	16%	16%	16%
(% of total)	Asia Pacific	10%	2%	5%	8%	6%	10%	5%	9%	8%

Deferred	Current	25,368	30,780	32,796	36,020		37,899	40,669	45,694
Revenue	Non-current	11,361	9,997	11,695	13,105		14,911	16,699	18,058
(in thousands)	Total	36,729	40,777	44,491	49,125		52,810	57,368	63,752

Customers	New	69	74	88	80	311	60	80	92	232
	Total active (>)	1,000	1,100	1,100	1,200		1,200	1,300	1,400
	Percent hosted	85%	85%	86%	87%		86%	86%	87%
	Interactions (in millions)	102	110	140	150	502	166	176	188	530

Employees	Worldwide	322	354	387	403		438	490	494

RightNow provides this information as of the “last updated” date above and makes no commitment to subsequently update the information.

You are encouraged to read RightNow’s most recent reports on Form 10-K and Form 10-Q for a full explanation of our financial data and results.

Consolidated Statements of Cash Flow

Unaudited

Last updated October 24, 2005

	Amounts in thousands
	Fiscal Years		2002					2003
	2000	2001	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY
Operating activities
Net income (loss)	(19,647)	(15,342)	(644)	(485)	(311)	(1,309)	(2,749)	(881)	(864)	(1,010)	(1,365)	(4,120)
Noncash adjustments:
Depreciation and amortization	532	1,486	482	486	507	576	2,051	619	626	631	598	2,474
Provision for losses on accounts receivable	1,715	2,032	100	158	—	1	259	178	153	180	(34)	477
Deferred taxes	—	—	—	—	—	—	—	—	—	—	—	—
Changes in operating accounts:
Receivables	(6,846)	(1,295)	(187)	(1,117)	(1,343)	(989)	(3,636)	(2,216)	(2,583)	526	(2,405)	(6,678)
Prepaid expenses	(459)	(338)	—	(4)	(187)	96	(95)	(244)	169	(105)	24	(156)
Accounts payable and accrued liabilities	2,071	(435)	(772)	2	288	104	(378)	192	333	629	(114)	1,040
Commissions and bonusses payable	789	(510)	(22)	168	43	336	525	(152)	34	224	414	520
Deferred revenue	12,991	2,367	(497)	1,580	1,962	2,678	5,723	3,121	2,701	1,568	3,265	10,655
Other	114	(117)	25	55	106	57	243	(39)	(74)	(205)	425	107
Cash provided (used) by operating activities	(8,740)	(12,152)	(1,515)	843	1,065	1,550	1,943	578	495	2,438	808	4,319

Investing activities
Acquistion of property and equipment	(3,031)	(2,265)	(140)	(85)	(620)	(339)	(1,184)	(277)	(330)	(486)	(491)	(1,584)
Acquistion of intangilbe assets	(236)	(739)	—	—	—	—	—	—	—	(150)	—	(150)
Change in short-term investments, net	—	—	—	—	—	—	—	—	—	—	—	—
Other	—	—	—	2	—	—	2	16	—	2	—	18
Cash used for investing activities	(3,267)	(3,004)	(140)	(83)	(620)	(339)	(1,182)	(261)	(330)	(634)	(491)	(1,716)

Financing activities
Net proceeds from (payments on) long-term debt	(8)	3,219	(270)	930	353	(117)	896	(150)	(285)	(1,739)	(259)	(2,433)
Proceeds from issuance of stock:
Preferred stock	14,955	1,026	—	—	—	—	—	—	—	—	—	—
Common stock issued under employee benefit plans	93	46	1	74	9	6	90	5	—	70	13	88
Initial public offering, net of offering costs	—	—	—	—	—	—	—	—	—	—	—	—
Other	(94)	—	—	—	—	—	—	—	—	—	—	—
Cash provided (used) by financing activities	14,946	4,291	(269)	1,004	362	(111)	986	(145)	(285)	(1,669)	(246)	(2,345)

Effect of foreign exchange rates	6	(5)	—	30	(11)	14	33	5	20	44	(5)	64

Net change in cash and cash equivalents	2,945	(10,870)	(1,924)	1,794	796	1,114	1,780	177	(100)	179	66	322

Cash and cash equivalents at beginning of period	14,183	17,128	6,258	4,334	6,128	6,924	6,258	8,038	8,215	8,115	8,294	8,038
Cash and cash equivalents at end of period	17,128	6,258	4,334	6,128	6,924	8,038	8,038	8,215	8,115	8,294	8,360	8,360

	Amounts in thousands
	2004					2005
	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	YTD
Operating activities
Net income (loss)	80	634	1,440	1,295	3,449	801	1,559	2,343	4,703
Noncash adjustments:
Depreciation and amortization	624	711	746	709	2,790	742	828	892	2,462
Provision for losses on accounts receivable	85	117	349	(62)	489	52	(8)	216	260
Deferred taxes	—	—	—	—	—	—	124	94	218
Changes in operating accounts:
Receivables	(1,550)	(4,178)	(5,366)	(3,563)	(14,657)	(2,402)	(5,866)	(6,072)	(14,340)
Prepaid expenses	(261)	(536)	(344)	(23)	(1,164)	(44)	67	(609)	(586)
Accounts payable and accrued liabilities	580	438	532	425	1,975	984	373	1,071	2,428
Commissions and bonusses payable	(175)	671	102	390	988	(663)	588	807	732
Deferred revenue	1,117	4,406	3,694	4,103	13,320	3,819	4,941	6,523	15,283
Other	(167)	(241)	(90)	46	(452)	(50)	(42)	(17)	(109)
Cash provided (used) by operating activities	333	2,022	1,063	3,320	6,738	3,239	2,564	5,248	11,051

Investing activities
Acquistion of property and equipment	(761)	(858)	(1,004)	(957)	(3,580)	(1,078)	(1,070)	(1,124)	(3,272)
Acquistion of intangilbe assets	—	(406)	(95)	(190)	(691)	—	(1,012)	(23)	(1,035)
Change in short-term investments, net	—	—	(25,943)	(5,245)	(31,188)	11,488	(4,483)	3,298	10,303
Other	—	1	—	2	3	—	—	8	8
Cash used for investing activities	(761)	(1,263)	(27,042)	(6,390)	(35,456)	10,410	(6,565)	2,159	6,004

Financing activities
Net proceeds from (payments on) long-term debt	474	341	(2,713)	(15)	(1,913)	—	—	154	154
Proceeds from issuance of stock:									—
Preferred stock	—	—	—	—	—	—	—	—	—
Common stock issued under employee benefit plans	111	90	105	870	1,176	588	1,217	1,767	3,572
Initial public offering, net of offering costs	(172)	(603)	41,462	(715)	39,972	—	—	—	—
Other	(2)	—	—	—	(2)	—	—	—	—
Cash provided (used) by financing activities	411	(172)	38,854	140	39,233	588	1,217	1,921	3,726

Effect of foreign exchange rates	9	(27)	19	68	69	(26)	(79)	(26)	(131)

Net change in cash and cash equivalents	(8)	560	12,894	(2,862)	10,584	14,211	(2,863)	9,302	20,650

Cash and cash equivalents at beginning of period	8,360	8,352	8,912	21,806	8,360	18,944	33,155	30,292	18,944
Cash and cash equivalents at end of period	8,352	8,912	21,806	18,944	18,944	33,155	30,292	39,594	39,594

RightNow provides this information as of the “last updated” date above and makes no commitment to subsequently update the information.

You are encouraged to read RightNow’s most recent reports on Form 10-K and Form 10-Q for a full explanation of our financial data and results.